UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2017

SCIENTIFIC GAMES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	81-0422894
(State of incorporation)	(IRS Employer
Identification No.)

0-13063

(Commission File Number)

6650 S. El Camino Road Las Vegas, Nevada 89118

(Address of registrant’s principal executive office)

(702) 897-7150

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CPR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Supplemental Indenture

On February 14, 2017, Scientific Games International, Inc. (“SGI”), a wholly owned subsidiary of Scientific Games Corporation (the “Company”), issued $1.15 billion in aggregate principal amount of its 7.000% Senior Secured Notes due 2022 (the “New Notes”) in a private offering to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons under Regulation S under the Securities Act. The New Notes were issued pursuant to a Supplemental Indenture, dated as of February 14, 2017 (the “Supplemental Indenture”), to the Indenture, dated as of November 14, 2014 (the “Base Indenture” and, together with the Supplemental Indenture, the “Indenture”), among SGI, as issuer, the Company and the guarantors party thereto and Deutsche Bank Trust Company Americas, as collateral agent and trustee.

The New Notes are treated as a single series of debt securities with SGI’s previously issued $950 million in aggregate principal amount of 7.000% Senior Secured Notes due 2022 (the “Existing Notes”) for all purposes under the Indenture, including, without limitation, waivers, amendments, redemptions and offers to purchase. The New Notes have terms identical to the Existing Notes, other than issue date and offering price and have the same CUSIP and ISIN numbers as, and trade together with, the Existing Notes, except that the New Notes (both 144A and Regulation S) have been issued and maintained under a temporary CUSIP number during a 40-day distribution period commencing on February 14, 2017.

In connection with the Supplemental Indenture, SGI, the Company and the guarantors party thereto and Deutsche Bank Trust Company Americas, as collateral agent, entered into Amendment No. 1 to the Collateral Agreement (the “Collateral Agreement Amendment”), dated as of November 21, 2014, among SGI, the Company and the guarantors party thereto and Deutsche Bank Trust Company Americas, as collateral agent, relating to the issuance of the New Notes.

Amended and Restated Credit Agreement

On February 14, 2017, the Company entered into Amendment No. 2 to the Credit Agreement, dated as of October 18, 2013 (as amended, supplemented, amended and restated or otherwise modified from time to time, including without limitation, by that certain Amendment No. 1, dated as of October 1, 2014, the “Credit Agreement”), by and among the Company, SGI, the several banks and other financial institutions or entities from time to time party thereto and Bank of America, N.A., as administrative agent and collateral agent (such amendment, “Amendment No. 2”).

Amendment No. 2 (i) creates a new tranche of $3,291 million term loans under the Credit Agreement (the “New Term Loans”) due October 1, 2021 (subject to an accelerated maturity under certain circumstances), (ii) reduces the applicable margin for the term loans to 4.00% per annum for eurodollar (LIBOR) loans and 3.00% per annum for base rate loans, (iii) reduces the availability under the revolving credit facility under the Credit Agreement to $556.2 million through October 18, 2018 and $381.7 million thereafter, (iv) extends the termination date of the revolving credit facility under the Credit Agreement to October 18, 2020 (subject to an accelerated maturity under certain circumstances) and (v) modifies certain other covenants as set forth in Amendment 2.

A portion of the proceeds of the New Term Loans, together with a portion of the proceeds of the New Notes, was used to prepay some of the existing term loans, and the remaining term loans were converted into New Term Loans.

The foregoing descriptions of the Supplemental Indenture, Amendment No. 2 and the Collateral Agreement Amendment do not purport to be complete and are qualified in their entirety by the full text of these agreements, copies of which are attached hereto as Exhibits 4.1, 10.1 and 10.2, respectively, all of which are incorporated herein by reference.

Item 7.01.    Regulation FD disclosure.

On February 14, 2017, the Company issued a press release announcing the closing of the issuance of the New Notes and the entry into Amendment No. 2. A copy of the press release announcing the closing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained under Item 7.01 in this Report, including Exhibit 99.1, is being furnished and, as a result, such information shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, as amended (the “Exchange Act”), or subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

This Report does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful.

This Report, including Exhibit 99.1, contains "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based upon management's current expectations, assumptions and estimates and are not guarantees of timing, future results or performance. These forward-looking statements involve certain risks, uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements, as discussed further in the press release attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Supplemental Indenture, dated as of February 14, 2017, among Scientific Games International, as issuer, Scientific Games Corporation and the other guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee and collateral agent, relating to the Indenture, dated as of November 21, 2014, between SGMS Escrow Corp., as escrow issuer, and Deutsche Bank Trust Company Americas, as trustee and collateral agent, relating to the 7.000% Senior Secured Notes due 2022.

10.1

Amendment No. 2, dated as of February 14, 2017, among Scientific Games International, Inc., as the borrower, Scientific Games Corporation, the several banks and other financial institutions or entities from time to time party thereto and Bank of America, N.A., as administrative agent, collateral agent, issuing lender and swingline lender, which amended and restated the Credit Agreement, dated as of October 18, 2013 (as amended, supplemented, amended and restated or otherwise modified from time to time, including without limitation, by that certain Amendment No. 1, dated as of October 1, 2014).

10.2	Amendment No. 1, dated as of February 14, 2017, among Scientific Games International, Inc., Scientific Games Corporation and the other guarantors party thereto and Deutsche Bank Trust Company Americas, as collateral agent, relating to the Collateral Agreement, dated as of November 21, 2014.

99.1	Press Release of Scientific Games Corporation, dated February 14, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

By:	/s/ Michael A. Quartieri
Name: Michael A. Quartieri Title: Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary

Date: February 14, 2017

Exhibit Index

Exhibit No.	Description
4.1	Supplemental Indenture, dated as of February 14, 2017, among Scientific Games International, as issuer, Scientific Games Corporation and the other guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee and collateral agent, relating to the Indenture, dated as of November 21, 2014, between SGMS Escrow Corp., as escrow issuer, and Deutsche Bank Trust Company Americas, as trustee and collateral agent, relating to the 7.000% Senior Secured Notes due 2022.

10.1

Amendment No. 2, dated as of February 14, 2017, among Scientific Games International, Inc., as the borrower, Scientific Games Corporation, the several banks and other financial institutions or entities from time to time party thereto and Bank of America, N.A., as administrative agent, collateral agent, issuing lender and swingline lender, which amended and restated the Credit Agreement, dated as of October 18, 2013 (as amended, supplemented, amended and restated or otherwise modified from time to time, including without limitation, by that certain Amendment No. 1, dated as of October 1, 2014).

10.2	Amendment No. 1, dated as of February 14, 2017, among Scientific Games International, Inc., Scientific Games Corporation and the other guarantors party thereto and Deutsche Bank Trust Company Americas, as collateral agent, relating to the Collateral Agreement, dated as of November 21, 2014.

99.1	Press Release of Scientific Games Corporation, dated February 14, 2017.